SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 9, 1995

                                READING COMPANY
             (Exact name of registrant as specified in its charter)

      Pennsylvania                    1-649                   23-6000773
(State of incorporation)     (Commission File Number)      (I.R.S. Employer
                                                          Identification No.)

                              One Penn Square West
                           30 South Fifteenth Street
                                   Suite 1300
                     Philadelphia, Pennsylvania 19102-4813
               (Address of principal executive offices)(Zip Code)

                  Registrant's telephone number: 215-569-3344

         --------------------------------------------------------------
         (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS.

         See press release under Item 7.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.      Press release of Reading Company dated June 9, 1995.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        READING COMPANY, REGISTRANT

Date:    June 12, 1995                  By: /s/ S. Craig Tompkins
                                            -----------------------------------
                                            S. Craig Tompkins
                                            President